Exhibit 10.16

Continental Casualty Company

National Fire Insurance Company of Hartford

American Casualty Company of Reading, Pennsylvania

The Continental Insurance Company

Firemen’s Insurance Company of Newark, New Jersey

Western Surety Company

Universal Surety of America

Surety Bonding Company of America

CNA Surety

333 South Wabash

Chicago, IL 60604

GENERAL AGREEMENT

OF INDEMNITY

This Agreement entered into by and between the undersigned, herein called the Indemnitors, and Continental Casualty Company, National Fire Insurance Company of Hartford, American Casualty Company of Reading, Pennsylvania, The Continental Insurance Company, Firemen’s Insurance Company of Newark, New Jersey, Western Surety Company, Universal Surety of America, Surety Bonding Company of America and their successors, assigns, affiliates, and subsidiary companies, CNA Surety, 333 South Wabash, Chicago, IL 60604, as the case may be, any one or all hereinafter called the Company, witnesseth:

WHEREAS, in the transaction of business certain bonds, undertakings and other writings obligatory in the nature of a bond, hereinafter referred to as “bond” or “bonds,” may have heretofore been, and may hereafter be, required by, for, or on behalf of the undersigned Indemnitors or any one or more of the Indemnitors in whose bonds and undertakings the Indemnitors do hereby affirm to have a substantial material or beneficial interest, and as a condition precedent to the execution of any and all such bonds, the Company requires execution of this General Agreement of Indemnity.

NOW, THEREFORE, in consideration of the premises, and of the execution or continuance of such bonds, and for other good and valuable considerations, the undersigned Indemnitors do, for themselves, their heirs, executors, administrators and assigns, jointly and severally, agree with the Company as follows:

1. The Indemnitors will pay to the Company, at its Office in Chicago, Illinois, premiums and charges at the rates and at the times specified in respect to each such bond in the Company’s schedule of rates, which, with any additions or amendments thereto, is by reference made a part hereof, and will continue to pay the same where such premium or charge is annual, until the Company shall be discharged and released from any and all liability and responsibility upon and from each such bond or matters arising therefrom, and until the Indemnitors shall deliver to the Company at its Office in Chicago, Illinois, competent written evidence satisfactory to the Company of its discharge from all liability on such bond or bonds.

2. The Indemnitors will indemnify and save the Company harmless from and against every claim, demand, liability, cost, charge, suit, judgment and expense which the Company may pay or incur in consequence of having executed, or procured the execution of such bonds, or any renewals or continuations thereof or substitutes therefor, including, but not limited, to fees of attorneys, whether on salary, retainer or otherwise, and the expense of procuring, or attempting to procure, release from liability, or in bringing suit to enforce the obligation of any of the Indemnitors under this Agreement. In the event the Company deems it necessary to make an independent investigation of a claim, demand or suit, the Indemnitors acknowledge and agree that all expense attendant to such investigation is included as an indemnified expense. In the event of payments by the Company, the Indemnitors agree to accept the voucher or other evidence of such payments as prima facie evidence of the propriety thereof, and of the Indemnitors’ liability therefor to the Company.

3. Payment shall be made to the Company by the Indemnitors as soon as liability exists or is asserted against the Company, whether or not the Company shall have made any payment therefor. Such payment shall be either equal to the larger of (a) the amount of any reserve set by the Company, or (b) such amount as the Company, in its sole judgment, shall deem sufficient to protect it from loss. The Company shall have the right to use the deposit, or any part thereof, in payment or settlement of any liability, loss or expense for which the Indemnitors would be obligated to indemnify the Company under the terms of this Agreement. If for any reason the Company shall deem it necessary to increase a reserve to cover any possible liability or loss, the Indemnitors will deposit with the Company, immediately upon demand, a sum of money equal to any increase thereof as collateral security to the Company for such liability or loss.

4. The Indemnitors immediately upon becoming aware of any demand, notice, or proceeding preliminary to determining or fixing any liability with which the Company may be subsequently charged under any such bond, shall notify the Company thereof in writing at its Office, CNA Surety, 333 South Wabash, Chicago, Illinois 60604.

Date	10/11/07	Initial(s)	/s/ DJV

5. The Company shall have the exclusive right to determine for itself and the Indemnitors whether any claim or suit brought against the Company or the principal upon any such bond shall be settled or defended and its decision shall be binding and conclusive upon the Indemnitors.

6. The Company, and its designated agents, shall, at any and all reasonable times, have free access to the books and records of the Indemnitors. The Indemnitors hereby authorize the Company to obtain a credit report at the time this Agreement is secured, in any review or renewal, at the time of any potential or actual claim, or for any other legitimate purpose as determined by the Company in its reasonable discretion.

7. If such bond be given in connection with a contract, the Company is hereby authorized, but not required, to consent to any change in the contract or in the plans or specifications relating thereto and to make or guarantee advances or loans for the purpose of the contract without necessity of seeing to the application thereof, it being understood that the amount of all such advances or loans, unless repaid with legal interest by the Contractor to the Company when due, shall be conclusively presumed to be a loss hereunder.

8. In the event the Indemnitors, or any of them, shall (a) fail to pay any premium charge when due, or (b) fail to pay any amounts due under paragraphs 2 or 3, or (c) abandon, forfeit or breach such contract, or (d) breach any bond given in connection therewith, or (e) fail, neglect or refuse to pay for any labor or materials used in the prosecution of such contract, or (f) have proceedings instituted against them, or any of them, alleging that they are insolvent, or for the appointment of a receiver or trustee for the benefit of creditors, whether such Indemnitor(s) are insolvent or not, or (g) have proceedings instituted against them, or any of them, the effect of which may be to deprive any of them of the use of any part of the equipment used in connection with the work under the contract so as to hinder, delay or impede the normal satisfactory progress of the work (hereinafter individually and collectively referred to as “Event of Default”), the Company shall have the right, but not the obligation, to take possession of the work under the contract and under any other contract in connection with which the Company has given its bond or bonds within the purview of this Agreement and, at the expense of the Indemnitors, to complete the contract(s), or cause, or consent, to the completion thereof.

9. The Indemnitors hereby assign, transfer, and set over to the Company (to be effective as of the date of such bond or bonds, but only in the Event of Default), all of their rights under the contract(s), including their right, title and interest in and to all subcontracts let in connection therewith; all machinery, plant, equipment, tools and materials which shall be upon the site of the work or elsewhere for the purposes of the contract(s), including all materials ordered for the contract(s); and any and all sums due under the contract(s) at the time of such default, or which may thereafter become due, and the Indemnitors hereby authorize the Company to endorse in the name of the payee, and to receive and collect any check, draft, warrant or other instrument made or issued in payment of any such sum, and to disburse the proceeds thereof.

10. The Indemnitors understand and agree that the circumstances, financial or otherwise, of any one or more of the Indemnitors may change substantially over the period of this Agreement and the Indemnitors therefore agree to keep themselves fully informed as to the business activities and financial affairs of any one or more of the Indemnitors and of the risks being engaged in so that the Indemnitors are always aware of the risks or hazards in continuing to act as Indemnitors. The Indemnitors hereby expressly waive any notice from the Company of any fact or information coming to the notice or knowledge of the Company affecting its rights or the rights or liabilities of the Indemnitors.

11. In the event of any claim or demand being made by the Company against the Indemnitors, or any one or more of the parties so designated, by reason of the execution of a bond or bonds, the Company is hereby expressly authorized to settle with any one or more of the Indemnitors individually, and without reference to the others, and such settlement or composition shall not affect the liability of any of the others, and the Indemnitors hereby expressly waive the right to be discharged and released by reason of the release of one or more of the joint debtors, and hereby consent to any settlement or composition that may hereafter be made.

12. The Company is not required, by reason of any applications for a bond or by reason of having issued a previous bond or bonds or otherwise, to execute or procure the execution of or participate in the execution of any such bond or bonds and the Company, at its option, may decline to execute or to participate in or procure the execution of any such bond without impairing the validity of this Agreement. The Indemnitors understand and agree that other than for the entity issuing a bond, no other entity included within the definition of the “Company” in this Agreement assumes any obligation whatsoever with respect to either this Agreement or such bond.

13. If the Company procures the execution of such bonds by other companies, or executes such bonds with co-sureties, or reinsures any portions of such bonds with reinsuring companies, then all the terms and conditions of this Agreement shall apply and operate for the benefit of such other companies, co-sureties and reinsurers as their interests may appear.

14. The liability of the Indemnitors hereunder shall not be affected by the failure of the Indemnitors to sign any such bond, nor by any claim that other indemnity or security was to have been obtained, nor by the release of any indemnity, nor the return or exchange of any collateral that may have been obtained and if any party signing this Agreement is not bound for any reason, this Agreement shall still be binding upon each and every other party.

15. This Agreement may be terminated by the Indemnitors, or any one or more of the parties so designated, upon written notice sent by registered mail to the Office of the Company, CNA Surety, 333 South Wabash, Chicago, Illinois 60604, of not less than twenty (20) days. In no event, however, shall any such termination notice operate to modify, bar, discharge, limit, affect or impair the liability of any party hereto, with respect to, upon or by reason of any and all such bonds, undertakings and obligations executed prior to the date of the Company’s receipt and notice of such termination.

Date	10/11/07	Initial(s)	/s/ DJV

16. Indemnitors agree that their liability shall be construed as the liability of a compensated Surety, as broadly as the liability of the Company is construed toward its obligee.

17. The Indemnitors understand and agree that this document is a continuing agreement to indemnify over an indefinite period and that bonds and undertakings issued by the Company pursuant to this Agreement may vary widely in amounts and nature and that the Indemnitors will be bound by all such bonds and undertakings, and any increases in the penal limits of such bonds and undertakings.

18. If any provision or provisions, or portion thereof, of this Agreement shall be void or unenforceable under the laws of any jurisdiction governing its construction, this Agreement shall not be void or vitiated thereby, but shall be construed and enforced with the same effect as though such provision or provisions, or portion thereof, were omitted.

19. This Agreement shall constitute a Security Agreement and a Financing Statement for the benefit of the Company in accordance with the Uniform Commercial Code and any similar statute and may be so used by the Company without in any way abrogating, restricting or limiting the rights of the Company. The Company may add such schedules to this Agreement describing specific items of security covered hereunder as shall be necessary. For the purpose of recording this Agreement, a photocopy of this Agreement acknowledged before a Notary Public as being a true copy hereof shall be regarded as an original. The foregoing rights of the Company to use this Agreement as a Security Agreement and a Financing Statement and to add Schedules to this Agreement shall be binding as of the effective date of this Agreement, but the Company’s right to exercise the rights granted to it under this paragraph shall be conditioned upon the occurrence of an Event of Default.

20. This Agreement applies to bonds, undertakings and other writings obligatory in the nature of a bond, written by the Company on behalf of or for the benefit of the undersigned Indemnitors and any and all of their wholly or partially owned subsidiary companies, successive subsidiaries whether direct or indirect, divisions or affiliates, partnerships, joint ventures or co-ventures or limited liability companies, or other entities, in which any of the undersigned Indemnitors, their wholly or partially owned subsidiary companies, successive subsidiaries whether direct or indirect, divisions or affiliates have an interest or participation whether open or silent; jointly, severally, or in any combination with each other; now in existence or which may hereafter be created or acquired. This Agreement and the Indemnitors’ obligations hereunder may not be assigned without the prior written consent of the Company.

IN TESTIMONY WHEREOF, the Indemnitors have hereunto set their hands and affixed their seals this	11th	day of

October	,	2007
(month)		(year)

The PBSJ Corporation

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Assistant Secretary			Donald J. Vrana, SVP/Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Post, Buckley, Schuh, and Jernigan, Inc.

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Secretary			Donald J. Vrana, SVP & Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Seminole Development Corporation

/s/ Rich Grubel			/s/ Donald J. Vrana		(LS)
Attest Rich Grubel, Secretary			Donald J. Vrana, SVP & Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Additional Signature Page for General Agreement of Indemnity date,

PBS&J Construction Services, Inc.

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Assistant Secretary			Donald J. Vrana, SVP/Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J Constructors, Inc.

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Assistant Secretary			Donald J. Vrana, SVP/Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Post Buckley International, Inc.

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Assistant Secretary			Donald J. Vrana, SVP & Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

PBS&J Caribe Engineering, CSP

/s/ Becky S. Schaffer			/s/ Donald J. Vrana		(LS)
Attest Becky Schaffer, Assistant Secretary			Donald J. Vrana, SVP & Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

Seminole Development II, Inc.

/s/ Rich Grubel			/s/ Donald J. Vrana		(LS)
Attest Rich Grubel, Assistant Secretary			Donald J. Vrana, SVP & Treasurer

5300 West Cypress Street, Suite 200, Tampa, FL 33607			5300 West Cypress Street, Suite 200, Tampa, FL 33607
Street or P.O. Box	City	State	Street or P.O. Box	City	State

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